Exhibit 99.1

cbdMD Announces Preliminary Fourth Quarter Record Net Sales

Charlotte, NC, November 11, 2019 (Business Newswire) -- cbdMD, Inc. (NYSE American: YCBD, YCBD.PR.A), a nationally recognized consumer cannabidiol (CBD) brand, announced today preliminary unaudited net sales for the fourth quarter of fiscal 2019 which ended September 30, 2019.

“cbdMD’s unaudited net sales were $9.5 million for our last quarter of fiscal 2019, which was an increase of over 67% from our March 2019 quarter, which was our brand’s first full publicly reported fiscal quarter following the closing of the acquisition of the brand in December 2018. Our December 2019 quarter has begun with a very strong start as well. We are very optimistic that our fiscal 2020 results will be another record growth year for cbdMD”, said Martin Sumichrast, Chairman and co-CEO of cbdMD, Inc.

Note About Preliminary Results

The quarterly net sales results presented in this release are not based upon our audited financial consolidated statements which will appear in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019 are preliminary and may change. The preliminary financial information includes calculation or figures that have been prepared internally by management and have not been reviewed or audited by our independent registered public accounting firm. There can be no assurance that cbdMD’s actual results for the period presented herein will not differ from the preliminary financial data presented herein and such changes could be material. This preliminary financial data should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future period. Our audited financial statements for the fiscal year ended September 30, 2019, including our unaudited fourth quarter 2019 financial statements, will be contained in our Annual Report on Form 10-K to be filed with the Securities and Exchange Commission on or before December 30, 2019.

About cbdMD

cbdMD, Inc. is a nationally recognized consumer cannabidiol (CBD) brand whose current products include CBD tinctures, CBD gummies, CBD topicals, CBD bath bombs, and CBD pet products. cbdMD is also the proud partner with the BIG3 Basketball League, Barstool Sports, Bellator MMA, Life Time, Inc. and Nitro Circus. cbdMD has one of the largest rosters of professional sports athletes who are part of “Team cbdMD.” To learn more about cbdMD and our comprehensive line of over 100 SKUs of U.S. produced, THC-free CBD products, please visit:www.cbdmd.com or follow cbdMD on Instagram and Facebook or visit one of the 3,000 retail outlets that carry cbdMD products.

Forward-Looking Statements

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as ''should,'' ''may,'' ''intends,'' ''anticipates,'' ''believes,'' ''estimates,'' ''projects,'' ''forecasts,'' ''expects,'' ''plans,'' and ''proposes.'' These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, including, but not limited our ability to, statements regarding our preliminary unaudited fourth quarter 2019 net sales, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, as filed with the Securities and Exchange Commission (the "SEC") on December 12, 2018, our Quarterly Report on Form 10-Q for the period ended March 31, 2019, as filed with the SEC on May 15, 2019, our Quarterly Report on Form 10-Q for the period ended June 30, 2019 as filed with the SEC on August 14, 2019 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD, Inc. and are difficult to predict. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this press release.

Contact:
cbdMD PR
PR@cbdMD.com
1 (800) 973-3984

Investors:
John Weston
john.weston@cbdmd.com
704-249-9515